                                                                    EXHIBIT 99.1

                           EMPLOYEE SOLUTIONS, INC.

                             LETTER OF TRANSMITTAL

                           OFFER FOR ALL OUTSTANDING
                  10% SENIOR NOTES DUE 2004 ("ORIGINAL NOTES")
                     CUSIP NOS. 292166 AA 3 AND 292166 AB 1
                                IN EXCHANGE FOR
             SERIES B 10% SENIOR NOTES DUE 2004 ("EXCHANGE NOTES")
                             CUSIP NO. 292166 AC 9
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED


                 PURSUANT TO THE PROSPECTUS DATED APRIL 6, 1998


                 THE EXCHANGE OFFER AND WITHDRAWAL PERIOD WILL
                  EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

             MAY 11, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE")


          DELIVER TO THE HUNTINGTON NATIONAL BANK, the Exchange Agent:

                  By Mail, Overnight Courier or Hand Delivery:

                          The Huntington National Bank
                             Attn: Corporate Trust
                        41 South High Street, 11th Floor
                               Columbus, OH 43215

                            Facsimile Transmission:

                                 (614) 480-5223
                        (For Eligible Institutions Only)

                             Confirm by Telephone:
                                 (614) 480-3888

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER
      OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges receipt of the Prospectus dated April 6, 1998 (the "Prospectus") of Employee Solutions, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $85 million of its newly issued Series B 10% Senior Notes due 2004 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act") for a like amount of its issued and outstanding 10% Senior Notes due 2004 (the "Original Notes") that were issued and sold in a transaction exempt from registration under the Securities Act.


     For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes, or if no interest has yet been paid, from October 21, 1997. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from October 21, 1997. Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Original Notes are accepted for exchange will not receive any payment in respect of interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be used (a) if certificates for Original Notes are to be physically delivered to the Exchange Agent herewith or if a tender of certificates for Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility"), or (b) if tenders are to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.


     The Exchange Offer will expire at 5:00 p.m., New York City time, on May 11, 1998 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Prospectus.


     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT
(614)480-3888 OR AT ITS ADDRESS SET FORTH ABOVE.

     Holders who wish to tender their Original Notes must complete the table in Box 1 and complete and sign in Box 5.

     List below the Original Notes to which this Letter of Transmittal relates. If the space below is inadequate, the certificate numbers and amount of Original Notes should be listed on a separate signed schedule attached hereto.

          PLEASE READ THE ENTIRE LETTER OR TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.
--------------------------------------------------------------------------------
                                     BOX 1
                     DESCRIPTION OF ORIGINAL NOTES TENDERED

------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE USE PRE-ADDRESSED LABEL OR FILL IN EXACTLY
                        AS                                              TENDERED CERTIFICATE(S)
       NAME(S) APPEAR(S) ON CERTIFICATE(S))                   (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE
                                                                               PRINCIPAL
                                                                                 AMOUNT              AGGREGATE
                                                        CERTIFICATE          REPRESENTED BY            AMOUNT
                                                         NUMBER(S)*         CERTIFICATE(S)**         TENDERED**
                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------
                                                      Total Principal
                                                          Amount*
 ------------------------------------------------------------------------------------------------------------------

 * DOES NOT need to be completed if Original Notes are tendered by book-entry transfer.

 ** Unless otherwise indicated, the holder will be deemed to have tendered the entire stated face amount of all Original Notes represented by tendered certificates. See Instruction 3.
--------------------------------------------------------------------------------

          ------------------------------------------------------------

                                     BOX 2
                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

        To be completed ONLY if Exchange Notes are to be issued in the name of someone other than the person whose signature appears in Box 5 of this Letter of Transmittal, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Issue Exchange Notes to:

   Name
   --------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   -------------------------------------------------------------------

   -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   -------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   [ ] Credit undercharged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

   -------------------------------------------------------------------
                          BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE

                         (COMPLETE SUBSTITUTE FORM W-9)
  ====================================================================

                                     BOX 3
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

        To be completed ONLY if certificates for Exchange Notes are to be sent to someone other than the person whose signature appears in Box 2 of this Letter of Transmittal or such person at an address other than that shown in Box 1, entitled "Description of Original Notes Tendered."

   Mail and Deliver Exchange Notes to:

   Name
   -----------------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   -----------------------------------------------------------------

  ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  ------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                NOTE: SIGNATURES MUST BE PROVIDED UNDER BOX TWO

                             PLEASE READ CAREFULLY
                         THE ACCOMPANYING INSTRUCTIONS
 -------------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with the terms and subject to the conditions set forth in the Exchange Offer, the undersigned hereby tenders to the Company the above-described Original Notes. Subject to, and effective upon, acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Original Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Original Notes (with full knowledge that the Exchange Agent also acts as agent for the Company) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a)(1) deliver such Original Notes to the Company or (2) present such Original Notes for transfer to the Registrar on the Company's register, together, in each case, with all accompanying evidences of transfer and authenticity to, or upon order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the certificates representing Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of such Original

Notes pursuant to the Exchange Offer, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer.

     The name and address of the registered holder(s) should be printed above in Box One under "Description of Original Notes Tendered," exactly as they appear on the certificates representing Original Notes tendered hereby. The certificate number(s) and Original Notes to which this Letter of Transmittal relates should be indicated in the appropriate boxes above under "Description of Original Notes Tendered."

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and such Original Notes shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby.

     Further, the undersigned hereby represents and warrants that the undersigned is acquiring the Exchange Notes in the ordinary course of its business; the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; neither the undersigned nor any other such person is an affiliate of the Company; and, if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer, it acknowledges that it will deliver a copy of the Prospectus in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. This tender of Original Notes may be withdrawn at any time prior to the Expiration Date. See "The Exchange Offer -- Withdrawal Rights" in the Prospectus.

     The undersigned understands that tenders of Original Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Original Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Exchange Notes will be delivered as promptly as practicable following acceptance of the tendered Original Notes by the

Company. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. See "The Exchange Offer -- Certain Conditions to the Exchange Offer" in the Prospectus. The undersigned recognizes that as a result of such conditions the Company may not be required to accept any of the Original Notes tendered hereby. In such event, the Original Notes not accepted for exchange will be returned to the undersigned at the address shown below the undersigned's signature(s), unless otherwise indicated under "Special Delivery Instructions."

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the certificates for the Exchange Notes with respect to the Original Notes accepted for exchange, or return the Original Notes not accepted for exchange, in the name(s) of the undersigned at the address set forth above under "Description of Original Notes Tendered" or in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver the certificates for the Exchange Notes with respect to the Original Notes accepted for exchange, or the Original Notes if not accepted for exchange (and accompanying documents, as appropriate), to the undersigned at the address set forth above under "Description of Original Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates for Exchange Notes accepted for exchange or in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility, and/or return or issue any certificates for Original Notes not tendered or not accepted for exchange, in the name(s) of, and deliver such certificates for Exchange Notes and/or such certificates for Original Notes not tendered or accepted for exchange to the person or persons so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to make arrangements for the transfer of any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange the Original Notes so tendered. Further, the undersigned recognizes that the undersigned must comply with all terms and conditions of the Indenture, by and between the Company and the Guarantors and the Trustee dated as of October 15, 1997, as amended or supplemented from time to time in accordance therewith (the "Indenture"), to transfer Original Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 4

[ ]  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution

    ----------------------------------------------------------------------------

    Account Number

    ----------------------------------------------------------------------------

    Transaction Code Number

    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):

    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:

    ----------------------------------------------------------------------------

    Name of Eligible Institution which Guaranteed Delivery:

    ----------------------------------------------------------------------------

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number

     ---------------------------------------------------------------------------

     Transaction Code Number

     ---------------------------------------------------------------------------

NOTE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                                     BOX 5

                                PLEASE SIGN HERE
    TO BE COMPLETED BY ALL HOLDERS TENDERING ORIGINAL NOTES (WHETHER OR NOT
               CERTIFICATES ARE BEING PHYSICALLY TENDERED HEREBY)

     Must be signed by the registered holder(s) exactly as name(s) appear(s) on the certificate(s) for Original Notes or by person(s) authorized to become registered holder(s) as evidenced by endorsements and documents transmitted herewith. See Instructions 4 and 5. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent, or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         (SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY)

Dated:

--------------------------- , 1998


Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address(es) (including zip code):
--------------------------------------------------------------------------------

Area Code(s) and Telephone Number(s):
--------------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 4)

Name of Firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
--------------------------- , 1998

-------------------------------------------------------------------------------------------------------------
                    PAYER'S NAME:  [DEPOSITARY]
-------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                    Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX    Social Security number
 FORM W-9                      AT RIGHT AND CERTIFY BY SIGNING AND DATING      OR
 DEPARTMENT OF THE TREASURY    BELOW                                           ------------------------------
 INTERNAL REVENUE SERVICE                                                      Employer Identification Number
                              -------------------------------------------------------------------------------
 PAYER'S REQUEST FOR          Part 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 TAXPAYER IDENTIFICATION      (1) the number shown on this form is my correct Taxpayer Identification
 NUMBER (TIN)                     Number (or I am waiting for a number to be issued to me) and
                              (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                  Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                              CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                             --------------------------------------------------------------------------------
                                      SIGNATURE              DATE                 Part 3 -- Awaiting TIN  [ ]
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

--------------------------------------------------------------------------------

------------------------- ,1998


---------------------------------                          ---------------------
             Signature                                              Date

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Original Notes are to be physically delivered to the Exchange Agent herewith or tenders are to be made according to the guaranteed delivery procedures or (b) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus.

     To validly tender Original Notes pursuant to the Exchange Offer, either (a) a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Original Notes, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address or number set forth on the first page of this Letter of Transmittal, or (b) a holder of Original Notes must comply with the guaranteed delivery procedures described in the next succeeding paragraph. Original Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders of Original Notes who desire to tender such Original Notes pursuant to the Exchange Offer and whose certificates representing such Original Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures,
(a) tender must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States and, in each instance, which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program (an "Eligible Institution"), (b) the Exchange Agent must have received from such Eligible Institution, prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, telegram or facsimile transmission), and (c) the certificates for all physically tendered Original Notes in proper form for transfer or Book-Entry Confirmation as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR ORIGINAL NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, SUCH DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Original Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to particular Original Notes. The interpretation of the Company of the terms and conditions of the Exchange Offer (including the Instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any tender or will incur any liability for failure to give any such notification. Tenders of Original Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates of Original Notes received by the Exchange Agent that are not properly tendered and as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of such Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     Any tendered Original Notes which are not accepted for exchange because of an invalid tender, the occurrence or nonoccurrence of certain other events set forth in the Prospectus or otherwise will be returned without expense to the appropriate tendering holder thereof as promptly as practicable following the expiration, withdrawal or termination of the Exchange Offer.

     2. Withdrawal Rights. Original Notes tendered pursuant to the Exchange Offer may be withdrawn, as hereinafter provided, at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Original Notes, (ii) identify the Original Notes to be withdrawn (including the certificate number or numbers of any physically delivered Original Notes and the principal amount of the Original Notes), and (iii) be signed in the same manner required by the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. The Original Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to such holder as soon as practicable after withdrawal. Properly withdrawn Original Notes may be retendered on or prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described above under Instruction 1.

     Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such notification.

     3. Acceptance of Original Notes for Exchange; No Partial Tenders. Tenders will be accepted in denominations of $1,000 and any integral multiples thereof. The entire aggregate principal amount of Original Notes will be deemed to have been tendered unless otherwise indicated. If less than the entire aggregate principal amount of any Original Notes evidenced by a submitted certificate is to be tendered, the tendering holder should fill in the aggregate principal amount of the Original Notes which is to be tendered in column (4) of the table in Box One above.

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Original Notes validly tendered pursuant to the Exchange Offer and not withdrawn, and delivery of the Exchange Notes, will be made promptly after the Expiration Date.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. The Exchange Agent will act as agent for the tendering holders of Original Notes for the purpose of receiving the Exchange Notes and transmitting the Exchange Notes to such holders. Tendered Original Notes not accepted for exchange by the Company will be returned without expense to tendering holders as soon as practicable following the Expiration Date.

     4. Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. With respect to a tender of Original Notes, this Letter of Transmittal must be signed by the registered holder(s) of the Original Notes tendered, and such signatures must correspond with the name(s) of such holder(s) as written on the face of the certificate without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Notes tendered hereby, such Original Notes must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures of endorsement on any such certificate or stock powers must be guaranteed by an Eligible Institution.

     (a) If any of the Original Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     (b) If any of the Original Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations.

     (c) If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, no endorsements of certificates or separate stock powers are required, unless the Original Notes are not accepted for exchange, or the certificates for Exchange Notes are to be issued in the name of, or delivered to, any person other than the registered holder(s). Signatures on any such certificate or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (d) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Notes tendered hereby, certificates representing such Original Notes tendered hereby, certificates representing such Original Notes must be endorsed or accompanied by appropriate bond powers and signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificate or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or any certificates or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of the authority of such person to so act must be submitted with this Letter of Transmittal.

     5. Brokerage Fees and Transfer Taxes. Holders of Original Notes who tender Original Notes will not be required to pay transfer taxes with respect to the exchange of Original Notes pursuant to the Exchange Offer unless the box entitled "Special Issuance Instructions" herein is marked as described in Instruction 6. If, however, the box entitled "Special Issuance Instructions" is marked and Exchange Notes are to be issued in the name of, or delivered to, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the exchange of Original Notes for Exchange Notes pursuant to the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be the responsibility of the tendering holder(s). Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder(s). EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     6. Special Issuance and Delivery Instructions. If (a) certificates for Exchange Notes are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or (b) Original Notes not accepted for exchange are to be delivered to a person other than the person(s) signing this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Further, if Original Notes not accepted for exchange are to be delivered to a person other than the person(s) signing this Letter of Transmittal, such Original Notes must be accompanied by such documents as are required under the terms and conditions of the Indenture.

     7. Substitute Form W-9. Federal income tax law requires each holder who tenders Original Notes to provide the Exchange Agent with such holder's Taxpayer Identification Number ("TIN") and to certify that such holder is not subject to backup withholding for underreporting interest or dividend income. These certifications must be made by entering the TIN in the space provided on the Substitute Form W-9 herein and signing and dating the form in the appropriate places.

     FAILURE TO PROVIDE THE INFORMATION REQUESTED ON THE SUBSTITUTE FORM W-9 MAY SUBJECT A HOLDER TO A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND TO BACKUP WITHHOLDING OF 31% OF ANY REPORTABLE PAYMENT TO BE MADE TO SUCH HOLDER.

     If backup withholding applies to a holder, the Exchange Agent is required to withhold 31% of any reportable payments made to such holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     Certain holders (including, among others, all corporations and certain foreign individuals that establish their entitlement to an exemption) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

     For additional information in this regard, please refer to the enclosed Guidelines for Certification of TIN on Substitute Form W-9.

     8. Waiver of Conditions. The Company reserves the absolute right to waive the specified conditions to the Exchange Offer, as described in, and to the extent provided in, the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer."

     9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


     10. Expiration Date. The Exchange Offer will expire at 5:00 p.m., New York City time, on May 11, 1998, unless extended by the Company. The Company expressly reserves the right, at any time and from time to time, to extend the Exchange Offer for such period or periods as it may determine in its sole discretion, in which event the Expiration Date shall be the time and dated on which such Exchange Offer, as so extended, shall expire. The Company will notify all holders of any extension by issuing a press release prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. During any such extension, all Original Notes previously tendered and not accepted for exchange will remain subject to the Exchange Offer and may, subject to the terms and conditions hereof, be accepted for exchange by the Company, subject to the withdrawal rights of tendering holders.


     11. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Exchange Agent at its address and telephone number set forth above.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------
                                        GIVE THE
           FOR THIS TYPE OF ACCOUNT:    SOCIAL SECURITY
                                        NUMBER OF--
===========================================================
  1. An individual's account            The individual
  2. Two or more individuals (joint     The actual owner of
     account)                           the account or, if
                                        combined funds, any
                                        one of the
                                        individuals(1)
  3. Custodian account of a minor       The minor(2)
     (Uniform Gift to Minors Act)
  4. (a) The usual revocable savings    The grantor-
         trust (grantor is also         trustee(1)
         trustee)
     (b) So-called trust account        The actual owner(1)
         that is not a legal or valid
         trust under state law
  5. Sole proprietorship                The owner(3)
  6. Sole proprietorship                The owner(3)
-----------------------------------------------------------
                                        GIVE THE EMPLOYER
           FOR THIS TYPE OF ACCOUNT:    IDENTIFICATION
                                        NUMBER OF--
-----------------------------------------------------------
  7. A valid trust, estate or           Legal entity(4)
     pension trust
  8. Corporate                          The corporation
  9. Association, club, religious,      The organization
     charitable, educational or
     other tax-exempt organization
 10. Partnership                        The partnership
 11. A broker or registered nominee     The broker or
                                        nominee
 12. Account with the Department of     The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agriculture program
     payments
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

Section references are to the Internal Revenue Code.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempted except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.
   (1) A corporation.
   (2) An organization exempt from tax under Section 501(a), or an individual retirement plan ("IRA"), or a custodial account under Section 403(b)(7).
   (3) The United States or any of its agencies or instrumentalities.
   (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
   (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
   (6) An international organization or any of its agencies or instrumentalities.
   (7) A foreign central bank of issue.
   (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
   (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
  (10) A real estate investment trust.
  (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
  (12) A common trust fund operated by a bank under Section 584(a).
  (13) A financial institution.
  (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  (15) A trust exempt from tax under Section 664 or described in Section 4947. Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.
  Payments of interest generally not subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.
  NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid by you.
  Payments that are not subject to information reporting are also not subject to backup withholding. For details see Sections 6041, 6041(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

PRIVACY ACT NOTICE.--Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.--If the requester discloses or uses your taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.